Exhibit 99.2


MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
  ------------------------
     PCAOB REGISTERED

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         -------------------------------------------------------

To the Board of Directors
Plantation Working Interests, LLC
(A Development Stage Company)

We have audited the accompanying balance sheet of Plantation Working Interests, LLC (A Development Stage Company) as of September 30, 2007 and December 31, 2006, and the related statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Plantation Working Interests, LLC (A Development Stage Company) as of September 30, 2007 and December 31, 2006 and the results of its operations and its cash flows for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company's has accumulated deficit of $83,116 as of September 30, 2007 this raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
/s/ Moore & Associates, Chartered
---------------------------------
    Moore & Associates Chartered
    Las Vegas, Nevada
    October 15, 2007

            2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                   (702) 253-7499 Fax (702) 253-7501

                                  F-1a

                   Plantation Working Interests, LLC
                            Balance Sheets
                     (A Development Stage Company)

Balance Sheets

                                 ASSETS
                                 ------

                                                 September 30,  December 31,
                                                     2007           2006
                                                 -------------  ------------
CURRENT ASSETS
   Cash                                          $    109,484   $         -
   Prepaid expenses                                     7,500             -
                                                 -------------  ------------
     Total Current Assets                             116,984             -
                                                 -------------  ------------
OTHER ASSETS
   Working interest                                   750,000             -
                                                 -------------  ------------

     TOTAL ASSETS                                $    866,984   $         -
                                                 =============  ============

                 LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
                 -----------------------------------------

CURRENT LIABILITIES

   Membership subscriptions payable              $    950,000   $         -
   Promissory note payable                                  -             -
                                                 -------------  ------------
     Total Current Liabilities                        950,000             -
                                                 -------------  ------------

MEMBERS' EQUITY (DEFICIT)

   Members' capital - no units outstanding                100             -
   Accumulated deficit                                (83,116)            -
                                                 -------------  ------------
     Total Stockholders' Equity (Deficit)             (83,016)            -
                                                 -------------  ------------

     TOTAL LIABILITIES AND MEMBERS'
       EQUITY (DEFICIT)                          $    866,984   $         -
                                                 =============  ============

  The accompanying notes are an integral part of these financial statements.

                                  F-2a

                   Plantation Working Interests, LLC
                        Statements of Operations
                      (A Development Stage Company)

Statements of Operations
                                         For the Nine   For the Years Ended
                                         Months Ended      December 31,
                                         September 30,  ------------------
                                             2007         2006      2005
                                         -------------  --------  --------
REVENUES, Net                            $          -   $     -   $     -
COST OF SALES                                       -         -         -
                                         -------------  --------  --------

     GROSS PROFIT                                   -         -         -
                                         -------------  --------  --------

OPERATING EXPENSES
  General and administrative                   83,116         -         -
                                         -------------  --------  --------

     Total Expenses                            83,116         -         -
                                         -------------  --------  --------

     INCOME (LOSS) FROM
      OPERATIONS                              (83,116)        -         -
                                         -------------  --------  --------

OTHER EXPENSES

  Interest expense                                  -         -         -
                                         -------------  --------  --------
     Total Other Expenses                           -         -         -
                                         -------------  --------  --------
     NET (LOSS)                          $    (83,116)  $     -         -
                                         =============  ========  ========

     BASIC (LOSS)
      PER UNIT                           $      (0.00)  $  0.00   $  0.00
                                         =============  ========  ========

     WEIGHTED AVERAGE
      NUMBER OF UNITS
      OUTSTANDING                                   -         -         -
                                         =============  ========  ========

  The accompanying notes are an integral part of these financial statements.

                                  F-3a

                    Plantation Working Interests, LLC
                  Statements of Members' Equity (Deficit)
                       (A Development Stage Company)

Statements of Members' Equity (Deficit)


                                        Ownership   Members'   Accumulated
                                          Units     Capital      Deficit
                                        ---------  ----------  -----------
Balance, December 31, 2004                     -   $       -   $        -

Net loss for the year ended
 December 31, 2005                             -           -            -
                                        ---------  ----------  -----------

Balance, December 31, 2005                     -           -            -

Net income for the year ended
 December 31, 2006                             -           -            -
                                        ---------  ----------  -----------

Balance, December 31, 2006                     -           -            -

Capital contributed by members                 -         100            -

Net loss for the nine months ended
 September 30, 2007                            -           -      (83,116)
                                        ---------  ----------  -----------

Balance, September 30, 2007                    -   $     100   $  (83,116)

  The accompanying notes are an integral part of these financial statements.

                                  F-4a

                   Plantation Working Interests, LLC
                        Statements of Cash Flows
                      (A Development Stage Company)


Statements of Cash Flows

                                         For the Nine   For the Years Ended
                                         Months Ended      December 31,
                                         September 30,  ------------------
                                             2007         2006      2005
                                         -------------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                       $    (83,116)  $     -   $     -
 Adjustments to reconcile net income
  (loss) to net cash provided (used)
  by operating activities:
    Depreciation                                    -         -         -

 Changes in operating assets and liabilities:
    Change in other current assets             (7,500)        -         -
    Change in accounts payable                      -         -         -
    Change in accrued expenses                      -         -         -
                                         -------------  --------  --------
       Net Cash Provided (Used) by
        Operating Activities                  (90,616)        -         -
                                         -------------  --------  --------

CASH FLOWS FROM INVESTING ACTIVITIES

    Cash paid for working interests          (750,000)        -         -
                                         -------------  --------  --------

       Net Cash Used by
        Investing Activities                 (750,000)        -         -
                                         -------------  --------  --------

CASH FLOWS FROM FINANCING ACTIVITIES

    Repayment of notes payable                (25,000)        -         -
    Proceeds from notes payable                25,000         -         -
    Cash contributions from members               100         -         -
    Increase in subscriptions payable         950,000         -         -
                                         -------------  --------  --------

       Net Cash Provided (Used) by
        Financing Activities                  950,100         -         -
                                         -------------  --------  --------

    NET DECREASE IN CASH                      109,484         -         -

    CASH AT BEGINNING OF PERIOD                     -         -         -
                                         -------------  --------  --------

    CASH AT END OF PERIOD                $    109,484   $     -   $     -
                                         =============  ========  ========

SUPPLEMENTAL DISCLOSURES OF
  CASH FLOW INFORMATION

  CASH PAID FOR:

    Interest                             $          -   $     -   $     -

    Income Taxes                         $          -   $     -   $     -

  The accompanying notes are an integral part of these financial statements.

                                  F-5a

Plantation Working Interests, LLC.

NOTES TO FINANCIAL STATEMENTS ENDING SEPTEMBER 30, 2007 AND
DECEMBER 31, 2006 and 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business activity and industry - Plantation Working Interests, LLC (The Company) was organized on August 17, 2007, under the laws of the State of Texas, and has since operated as an investor in oil and gas projects. The Company was formed to acquire 8 oil and gas wells in Gonzales County, Texas. The wells (while inactive) were held as a division of Plantation Exploration, Inc. (the Division) accordingly the financial statements for the years ended December 31, 2006 and 2005 and from January 1, 2007 through September 30,
2007 are those of the Division as the predecessor to the Company.   The
Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end

Cash and cash equivalents - For purposes of the statement of cash flows, the Company considered all highly liquid debt instruments, including short-term treasury bills with a maturity of three months or less, to be cash equivalents.

Fixed assets - Fixed assets are carried at cost. Depreciation is computed using the straight-line method over estimated useful lives of the cost and related accumulated depreciation is removed from the accounts, and of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized and the cost recovered through depreciation methods.

Organization costs - The organization costs incurred in the capitalization and start up of the operation were expensed.

Advertising - The Company expenses advertising costs in the period in which they are incurred.

Income taxes - The Company has elected to be taxed as a partnership whereby components of income and expense are passed through and taxed at the member level. Accordingly, the Company has no net operating loss carryovers as of September 30, 2007.

Equity-based compensation. - The Company adopted SFAS No. 123-R effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1,2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.


                                  F-6a

Plantation Working Interests, LLC.

NOTES TO FINANCIAL STATEMENTS ENDING SEPTEMBER 30, 2007 AND
DECEMBER 31, 2006 and 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic (Loss) per Member Unit - Basic income (loss) per member unit is calculated by dividing the Company's net income (loss) applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per member unit is calculated by dividing the Company's net income available to common shareholders by the diluted weighted average number of member units outstanding during the year. The diluted weighted average number of units outstanding is the basic weighted number of units adjusted for any potentially dilutive debt or equity. There are no such member unit equivalents outstanding as of September 30, 2007 and December 31, 2006 and 2005.

Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. WORKING INTEREST -
The Company has purchased a 22.5% pre-payout (15% post-payout) interest in oil and gas wells in Gonzales County, Texas for a total purchase price of $750,000, which was paid in three payments in September 2007. The Company will receive 15.75% of the net revenues from the wells until it has recovered its $750,000 cost at which time the payout will drop to 10.5% of net revenues.

3. MEMBER UNITS-
As of September 30, 2007, the Company has received $950,000 from the sale of its membership units. The Company paid $76,000 for placement agent fees relating to this offering. The number of units to be issued for the $950,000 will be determined upon completion membership unit offering by the Company.

4. PROMISSORY NOTE-
On September 19, 2007, the Company issued a $25,000 Promissory Note to Azure Vista, L.P.. The Promissory Note carried no interest and was payable on the earlier of September 30, 2007 or the date on which the Company received a cumulative total of $950,000 from the membership units. The Company repaid the Promissory Note on September 21, 2007.


                                  F-7a

Plantation Working Interests, LLC.

NOTES TO FINANCIAL STATEMENTS ENDING SEPTEMBER 30, 2007 AND
DECEMBER 31, 2006 and 2005

5. RECENT ACCOUNTING PRONOUNCEMENTS-
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109", which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140." This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer's financial assets that meets the requirements for sale accounting; a transfer of the servicer's financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable, and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement


                                  F-8a

Plantation Working Interests, LLC.

NOTES TO FINANCIAL STATEMENTS ENDING SEPTEMBER 30, 2007 AND
DECEMBER 31, 2006 and 2005

5. RECENT ACCOUNTING PRONOUNCEMENTS- (Continued) further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity's fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company's financial condition or results of operations.

6. GOING CONCERN -
The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern. However, the Company has accumulated deficit of $83,116 as of September 30, 2007. The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management's efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

                                  F-9a